UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)(Zip code)

Robert Cuculich

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

NYSA FUND

A SERIES OF NYSA SERIES TRUST

ANNUAL REPORT

MARCH 31, 2014

This report is provided for the general information of the shareholders of the NYSA Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

March 31, 2014

Dear Shareholder,

The 2014 fiscal year was marked by significant advances in many global equity markets. At this time last year, our view was that the global economy was continuing to show signs of economic improvement. During the reporting period the Fund was able to position its portfolio investments to benefit from these trends.

Market Overview

While the global economy reflected continued growth, domestic and international equity markets were affected by various factors including the severe cold weather throughout the United States, the Federal Reserve’s gradual tapering of its bond purchasing program, the continued economic recession in Europe, the potential for a “slowdown” of China’s economy, and tensions between Russia and the Ukraine.  Despite these trends and events, many of the global markets achieved positive returns.

Looking further into calendar 2014, we believe that many companies will continue to generate healthy earnings and that many industries will present opportunities for growth. Historically, the federal government has employed both fiscal and monetary policies in an effort to reverse recessionary trends. We believe that the tepid economic recovery may be attributed to both an excessive reliance on monetary policy and a fiscal policy characterized by former Fed Chairman Ben Bernanke as “excessively tight.” We believe that a more expansive fiscal policy and the passage of a federal highway bill would provide much needed momentum.  The Highway Trust Fund will be unfunded on August 29, 2014, and as of March 31, 2014, no new highway bill has been passed. Nonetheless, the US and Japanese economies continue to improve, Europe, and the emerging markets, despite lackluster performance during fiscal 2014, have recently shown signs of expansion.

Fund Performance

NYSA FUND

Comparison of the Change in Value of a $10,000 Investment in the NYSA Fund
and the Standard & Poor's 500 Index

NYSA Fund ($8,431)
S&P 500 Index ($20,451)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14

Average Annual Total Returns

(For the Period ending March 31, 2014)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR
NYSA Fund (1)	24.04%	5.61%	-1.44%
S&P 500 Index (2)	21.86%	21.16%	7.42%

During the fiscal year ended March 31, 2014, the Fund outperformed the S&P 500, its benchmark, 24.04% vs. 21.86%.  Management of the Fund attributes this outperformance largely to the performance of three portfolio securities, Ligand Pharmaceuticals (LGND), Celldex Therapeutics (CLDX), FuelCell Energy Inc. (FCEL), and Transluminal Technologies LLC, a security purchased by the Fund in an exempt offering.

The two biotechnology stocks, Ligand Pharmaceuticals and Celldex Therapeutics, were the leading performers during the reporting period. Ligand’s receipt of royalties from its licensing agreements with various pharmaceutical companies has contributed to its increased share price. Ligand continues to be a core position in the portfolio. The share price of Celldex Therapeutics, which develops immunotherapy treatments for cancer, appreciated rapidly throughout the year. We believed the stock was overvalued, so we made a decision to close out the position.

In the energy technology sector, FuelCell Energy was among a few companies that experienced rapid price appreciation during the first quarter of calendar year 2014.  FuelCell and its subsidiaries are engaged in the design, manufacture, marketing, installation, operation, and servicing of stationary fuel cell power plants for distributed base-load power generation. We believe that, despite the limited duration of FuelCell’s substantial price appreciation, the long-term the potential of this company to generate solid, long-term earnings over the next few decades looks promising.

Dendreon has developed Provenge, as the first FDA-approved immunotherapeutic drug, for the treatment of late stage prostate cancer.  We believe that this drug could be a game changer in the fight against prostate cancer. While the company has been successful in developing and obtaining approval for this product, marketing efforts have been limited.  We remain optimistic about the prospects for this company.

Because the Fund’s position in Transluminal Technologies, LLC consists of “restricted securities” for which market quotations are not readily available, the Board of Trustees assigns a “fair value” to these securities in accordance with procedures adopted by the Board.  During fiscal 2014, the Board increased the value of these securities to $4.75/share.

Outlook

As we conclude this reporting period, we anticipate continued advancement of global markets.  We recognize that international and domestic events may result in market volatility from time to time.   We are also mindful that the Federal Reserve will likely continue to taper its asset purchasing program, which we view as a reinforcement of an improving economy.  We will continue to pursue our long-term investment focus, by conducting diligent research and of the many sectors in which the Fund invests. We will maintain a focus on both domestic and international events in mind and make such adjustments to the portfolio as we believe will assist the Fund in achieving its objective of long-term capital growth.

Sincerely,

Robert Cuculich

President/Portfolio Manager

Initial public offering of shares was May 12, 1997.

(1)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on April 1, 2004, after deducting the maximum sales charge of 2.50% ($10,000 investment minus $250 sales charge = $9,750).  Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

(2)  Average annual total returns for the period shown reflect the deduction of the maximum sales charge currently in effect (2.50%).  The sales charge schedule which had been in effect since the Fund's inception on May 12, 1997, was eliminated on April 1, 2005.  During the period from inception through March 31, 2005, the maximum sales charge was 4.75%.  If returns for fiscal years ending March 31, 2004 and March 31, 2005 shown had been calculated to reflect the deduction of the maximum sales charge in effect during those fiscal years, returns would have been lower.  During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  If returns for the period from April 1, 2005 through May 13, 2007 had been calculated without a deduction of the current maximum sales charge, returns would have been higher.  The current sales charge schedule, which includes a maximum sales charge of 2.50%, was implemented on May 14, 2007.  The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Past performance is not predictive of future performance.

NYSA FUND

PERFORMANCE ILLUSTRATION

March 31, 2014 (UNAUDITED)

Average Annual Total Returns

(For the period ending March 31, 2014)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR
NYSA Fund (1)	24.04%	5.61%	-1.44%
S&P 500 Index (2)	21.86%	21.16%	7.42%

Initial public offering of shares was May 12, 1997.

(1)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on April 1, 2004, after deducting the maximum sales charge of 2.50% ($10,000 investment minus $250 sales charge = $9,750).  Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Average annual total returns for the period shown reflect the deduction of the maximum sales charge currently in effect (2.50%).  The sales charge schedule which had been in effect since the Fund's inception on May 12, 1997, was eliminated on April 1, 2005.  During the period from inception through March 31, 2005, the maximum sales charge was 4.75%.  If returns for fiscal years ending March 31, 2001, March 31, 2002, March 31, 2003, March 31, 2004, and March 31, 2005 shown had been calculated to reflect the deduction of the maximum sales charge in effect during those fiscal years, returns would have been lower.  During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  If returns for the period from April 1, 2005 through May 13, 2007 had been calculated without a deduction of the current maximum sales charge , returns would have been higher.  The new sales charge schedule, which includes a maximum sales charge of 2.50%, was implemented on May 14, 2007.

(2) The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Past performance is not predictive of future performance.

NYSA FUND
Portfolio Illustration
March 31, 2014 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.
The underlying securities are represented as a percentage of the portfolio of investments.

	NYSA FUND
	Schedule of Investments
	March 31, 2014

Shares		Value

COMMON STOCKS - 100.32%

Deep Sea Foreign Transportation of Freight - 11.31%
90,000	DryShips, Inc. (Greece) *	$ 290,700
4,000	Navios Maritime Holdings, Inc. (Greece)	39,400
		330,100
Drilling Oil & Gas Wells - 1.22%
2,000	Ocean Rig UDW, Inc. (Cyprus) *	35,580

Electric Services - 2.38%
3,474,380	Mckenzie Bay International Ltd. *	69,488

Industrial Organic Chemicals - 15.91%
40,000	Solazyme, Inc. *	464,400

Metal Mining - 11.33%
10,000	Freeport-McMoRan Copper & Gold Inc.	330,700

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 3.08%
10,000	Energy Fuels, Inc. (Canada) *	90,000

Miscellaneous Electrical Machinery, Equipment & Supplies - 9.35%
110,000	Fuelcell Energy, Inc. *	272,800

Miscellaneous Plastic Products - 0.00%
12	Lightwave Logic, Inc. *	11

Patent Owners & Lessors - 2.43%
236,500	CopyTele, Inc. *	70,950

Pharmaceutical Preparations - 26.38%
100,000	Dendreon Corp. *	299,000
7,000	Ligand Pharmacy, Inc., Class B *	470,890
		769,890
Petroleum Refining - 0.81%
200	Chevron Corp.	23,782

Surgical & Medical Instruments - 13.72%
84,332	Transluminal Technologies LLC + *	400,577

Surety Insurance - 2.40%
5,000	MBIA, Inc. *	69,950

TOTAL FOR COMMON STOCK (Cost $2,476,151) - 100.32%		2,928,228

SHORT TERM INVESTMENT - 0.07%
1,972	Huntington Treasury Money Market IV 0.03% **	1,972
TOTAL FOR SHORT TERM INVESTMENT - (Cost $1,972) - 0.07%		1,972

TOTAL INVESTMENTS (Cost $2,478,123) - 100.39%		2,930,200

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.39)%		(11,231)

NET ASSETS - 100.00%		$ 2,918,969

Above percentages are calculated as a percentage of net assets.

+ Restricted Security - See Note 6.
* Non-income producing during the period.
** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2014.

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments in Securities, at Value (Cost $2,478,123)	$ 2,930,200
Receivables:
Due from Advisor	308
Total Assets	2,930,508
Liabilities:
Payables:
Service Fees	154
Trustee Fees	1,016
Other Accrued Expenses	10,369
Total Liabilities	11,539
Net Assets	$ 2,918,969

Net Assets Consist of:
Paid In Capital	$ 3,787,746
Accumulated Undistributed Realized Loss on Investments	(1,320,854)
Unrealized Appreciation in Value of Investments	452,077
Net Assets, for 377,087 Shares Outstanding	$ 2,918,969

Net Asset Value and Redemption Price Per Share	$ 7.74

Maximum Offering Price Per Share ($7.74/97.5%)	$ 7.94

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statement of Operations
For the year ended March 31, 2014

Investment Income:
Dividends	$ 13,763
Interest	1,741
Total Investment Income	15,504

Expenses:
Advisory Fees	27,444
Transfer Agent Fees	17,057
Audit Fees	20,200
Legal Fees	81,086
Service Fees	6,978
Miscellaneous Fees	7,383
Custodial Fees	4,841
Trustee Fees	4,965
Printing and Mailing	1,349
Insurance	593
Total Expenses	171,896
Advisory Fees Waived	(20,934)
Net Expenses	150,962

Net Investment Loss	(135,458)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	110,667
Net Change in Unrealized Appreciation on Investments	578,760
Realized and Unrealized Gain on Investments	689,427

Net Increase in Net Assets Resulting from Operations	$ 553,969

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statements of Changes in Net Assets

	Years Ended
	3/31/2014	3/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (135,458)	$ (59,627)
Net Realized Gain (Loss) on Investments	110,667	(779,780)
Unrealized Appreciation on Investments	578,760	611,485
Net Increase (Decrease) in Net Assets Resulting from Operations	553,969	(227,922)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions	194,873	60,971

Total Increase (Decrease) in Net Assets	748,842	(166,951)

Net Assets:
Beginning of Period	2,170,127	2,337,078

End of Period (including undistributed net investment loss of $0 and $0, respectively)
	$ 2,918,969	$ 2,170,127

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2014	3/31/2013	3/31/2012	3/31/2011	3/31/2010

Net Asset Value, at Beginning of Period	$ 6.24	$ 6.90	$ 7.80	$ 7.89	$ 5.89

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.36)	(0.19)	(0.15)	(0.22)	(0.14)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.86	(0.47)	(0.75)	0.13	2.14
Total Income (Loss) from Investment Operations	1.50	(0.66)	(0.90)	(0.09)	2.00

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 7.74	$ 6.24	$ 6.90	$ 7.80	$ 7.89

Total Return **	24.04%	(9.57)%	(11.54)%	(1.14)%	33.96%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,919	$ 2,170	$ 2,337	$ 2,939	$ 2,842
Before Waiver
Ratio of Expenses to Average Net Assets	6.16%	5.07%	4.29%	4.43%	4.00%
After Waiver
Ratio of Expenses to Average Net Assets	5.41%	4.94%	4.08%	4.23%	4.00%
Ratio of Net Investment Loss to Average Net Assets	(4.85)%	(2.99)%	(2.10)%	(2.90)%	(1.96)%
Portfolio Turnover	128%	194%	184%	169%	204%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1.   SIGNIFICANT ACCOUNTING POLICIES

NYSA Fund (“Fund”) is a non-diversified series of NYSA Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (“Adviser”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997. The Fund’s investment objective is to provide long-term capital growth.

The following is a summary of the Fund's significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”):

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the year ended March 31, 2014, the Fund did not pay any distributions to its shareholders.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

Subsequent Events -Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Federal Income Taxes – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2011-2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Reclassifications - In accordance with GAAP, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2014, the Fund recorded permanent book/tax differences of $135,458 and $267,408 from net investment loss and accumulated undistributed realized loss on investments, respectively, to paid-in capital.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2.   SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

Restricted Securities – Restricted or illiquid securities do not have readily available market quotations or the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted Portfolio Securities Valuation Procedures that, among other things, provide guidelines for the valuation of portfolio securities and delegate the responsibility for determining the fair value of securities for which market quotations are not readily available to a Valuation Committee, subject to review and oversight by the Board of Trustees (“Board”). Restricted securities are categorized in level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2014:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3 +	Fair Value

Common Stocks	$ 2,527,651	$ -	$ 400,577	$ 2,928,228
Short-Term Investments:
Huntington Money Market Fund IV	1,972	-	-	1,972
	$ 2,529,623	$ -	$ 400,577	$ 2,930,200

The following table sets forth a summary of the changes in the fair value of the Fund’s level 3 investments for the year ended March 31, 2014:

Investments
Balance Beginning at April 1, 2013	$ 313,595
Net Realized Gain/(Loss) on Sale of Investments	(100,000)
Net Change in Unrealized Appreciation on Investments Held at Period End	186,982
Net Transferred out of Level 3	-
Net Transferred into Level 3	-
Balance End at March 31, 2014	$ 400,577

See the Fund’s schedule of investments for details on investments and levels.

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,614,472 and $3,516,343, respectively, for the year ended March 31, 2014.

4.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement -Under the terms of an Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. For the year ended March 31, 2014, Advisory Fees were $27,444 in which, $20,934 was voluntarily waived by the Adviser. At March 31, 2014, the Adviser owed the Fund $308.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment advisor.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Adviser, were $16,451, for the year ended March 31, 2014.

Implementation of a Service Fee Plan - The Fund has adopted a Service Fee Plan, pursuant to which the Fund is permitted to incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse Pinnacle Investments, LLC, the Underwriter, for a portion of its expenses incurred in servicing shareholder accounts.  For the year ended March 31, 2014, $6,978 was paid to the Underwriter for reimbursement of expenses in connection with shareholder accounts.  As of March 31, 2014 there was $154 in outstanding Service Fees.

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2014, National Financial Services, for the benefit of others, in aggregate owned approximately 91.31% of the Fund.

6.   OTHER INVESTMENTS

Restricted Securities – The Fund purchased 84,332 units of Transluminal Technologies, LLC in an offering exempt from registration under the Securities Act of 1933, as amended.  As such, the units are subject to restrictions such as transferability.  Also, no market quotations are available for the purpose of valuing this portfolio holding.  As of March 31, 2014, the Board valued the units of Transluminal Technologies, LLC at $4.75 per unit, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Transluminal Technologies, LLC.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

The Fund also purchased a debt security from ESPSCO Syracuse LLC (“ESPSCO Note”) in an offering exempt from the registration requirements of the Securities Act of 1933, as amended, originally in the amount of $100,000. The ESPSCO Note has been deemed worthless by the Board due to a recent bankruptcy filing on ESPSCO.  As a result, ESPSCO has been permanently written down at a realized loss of $100,000.  The Fund did not collect any interest during the year ended March 31, 2014.

7.   TAX MATTERS

The Fund’s tax basis capital gains and losses and undistributable ordinary income are determined only at the end of each fiscal year. For tax purposes, as of March 31, 2014, the following represents that tax basis capital gains and losses and undistributed ordinary income:

Undistributed ordinary income

$               -

Capital loss carry forwards expiring:

3/31/2018

$    574,625

No Expiration Short Term                           43,836

No Expiration Long Term                          485,154

$ 1,103,615

During the year ended March 31, 2014, the Fund had net capital loss carry forward amounts expire of $267,408 which was reclassified from accumulated undistributed realized loss on investments to paid in capital.

The Fund is a regulated investment company (as defined in internal revenue code section 851) and is subject to special rules under IRC section 1212 regarding capital loss carry backs and carryovers. These rules prohibit the corporation from carrying back capital losses to any year in which it was a regulated investment company, while allowing capital loss carryovers to eight taxable years (not the usual three) succeeding the loss year. For taxable years beginning after December 22, 2010, regulated investment companies are permitted unlimited carry forwards of net capital losses. Such losses retain their character as either short- or long-term capital losses.

Net capital losses that occurred before December 23, 2010, continue to be treated as short term, and expire according to their original schedule. Such losses are not available to offset capital gains until all net capital losses occurring after December 22, 2010, have been utilized. As a result, some net capital loss carryovers that originated prior to December 23, 2010 may expire.

As of March 31, 2014, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

$     731,127

Gross unrealized depreciation on investment securities

 (279,050)

Net unrealized depreciation on investment securities

$     452,077

Cost of investment securities

$  2,478,123

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

8.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $3,787,746, as of March 31, 2014.  Transactions in capital for the years ended March 31, 2014 and 2013 were as follows:

	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	213,885	$ 1,550,358	95,482	$ 585,980
Shares redeemed	(184,838)	(1,355,485)	(86,338)	(525,009)
Net increase	29,047	$ 194,873	9,144	$ 60,971

9.   NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

   of Nysa Fund

    We have audited the accompanying statement of assets and liabilities of Nysa Fund (a series of Nysa Series Trust) (the “Fund”), including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nysa Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 29, 2014

NYSA FUND
Expense Illustration
March 31, 2014 (Unaudited)

Expense Example

As a shareholder of the NYSA FUND , you incur ongoing costs which typically consist of management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,045.95	$27.60
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$997.96	$26.95

* Expenses are equal to the Fund's annualized expense ratio of 5.41%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NYSA FUND

TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Lawton Williamson[1] 507 Plum St. Syracuse, NY Age: 57	Trustee	Since March 2013	1	Director, Community Employment, Onondaga Community Living, Inc. from 2000 – Present.
Mark E. Wadach 110 Treeland Circle, Syracuse, NY Age: 63	Trustee	Since February 1997	1	Sales Representative/Consultant for Upstate Utilities Inc. from 2007 – Present.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Robert Cuculich[2] 507 Plum St. Syracuse, NY Age: 58	President	Since June 2013	1	President of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2008.
Benjamin Quilty 507 Plum St. Syracuse, NY Age: 32	Vice President & Treasurer	Since June 2013	1	CCO of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2010.
Susan O’Connor 100 Limestone Plaza, Fayetteville, NY Age: 52	Secretary	Since June 2013	1	Sales Assistant, UBS, 2006-2009; Administrative Assistant, Branch Operations, Pinnacle Investments, LLC, 2009 – 2012. Branch Operations, Pinnacle Capital Management, LLC, 2013 – Present.
Kevin McClelland 100 Limestone Plaza, Fayetteville, NY Age: 28	Vice President Chief Compliance Officer	Since June 2013 Since March 2013	1	Business Analyst, Pinnacle Investments, LLC 2008 – 2010; Financial Analyst, Pinnacle Capital Management, LLC 2010 – 2012; Chief Risk Officer, Pinnacle Capital Management, LLC 2012 – present.
Joseph Masella 100 Limestone Plaza, Fayetteville, NY Age: 64	Trustee *	Since February 1997	1	Chief Executive Officer, Pinnacle Capital Management, LLC, October 2011 – present; Various Officer Positions & Director, Unity Mutual Life Insurance Company, August 1978 – June 2011.

* Mr. Masella served as an Independent Trustee from 1997 – 2011.

1 Mr. Williamson was elected to serve as a trustee at a meeting of the Board of Trustees held on March 29, 2013 to fill the vacancy created by the resignation of John Dobek on that date.

2 Mr. Cuculich, an employee of both Pinnacle Capital Advisors, LLC and Pinnacle Capital Management, LLC, has served as the Fund’s Portfolio Manager since February 1, 2013.

NYSA FUND

ADDITIONAL INFORMATION

March 31, 2014 (Unaudited)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov. During the 12-month period ended June 30, 2013, management of the Fund did not exercise its right to vote proxies for portfolio securities held by the Fund. A review of how the Fund historically voted proxies for portfolio securities can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - The Fund has entered into an investment advisory agreement with Pinnacle Advisors (PA), whereby PA provides investment advisory services to the Fund (the “Agreement”).  Each year, the board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreement.  The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that PA provide, such information as may be reasonably necessary to evaluate the terms of the Agreement.  PA prepares a report that provides information, including comparative information, that the Board requests for that purpose.  In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding fund services, fees, expenses and performance.

PA provided information to the Board on the following factors:  (i) the nature, quality and extent of PA’s’ services, (ii) the investment performance of the fund, (iii) the fees and expenses of the fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to PA from its relationship with the Fund.  The Board was aware that there are alternatives to retaining PA.  Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

In approving the Agreement, the Board considered and evaluated the above mentioned factors.  In assessing these factors and reaching its decision, the Board took into consideration information provided for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting.  The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including reports regarding the services and support provided to the Fund and its shareholders by PA; assessments of the investment performance of the Fund by PA; commentary on the reasons for the performance; presentations addressing the PA’s investment philosophy, investment strategy, personnel, and operations; compliance and audit reports concerning the Fund and PA; disclosure information contained in the registration statement of the Fund and PA’s Form ADVs; and a memorandum from the Fund’s counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above, and the types of information included in each fact that should be considered by the Board in order to make an informed decision.  The Board also requested and received various informational materials including, without limitation: documents containing information about PA, including a copy of the Agreement with additional comments on advisory fees, financial information, Fund Expenses, compensation, a description of the personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance & risk management  program, brokerage and trading/soft-dollar arrangements, business continuity plan, current legal matters, and other general information.

After reviewing the foregoing information and further information in the materials provided by PA, the Board concluded that, in light of all the facts and circumstances, the nature, extent and quality of the services provided by PA were satisfactory and adequate for the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2014                       $ 12,200

            FY 2013                       $ 12,200

(b)        Audit-Related Fees

                                                Registrant

            FY 2014                       $ 0

            FY 2013                       $ 0

(c)        Tax Fees

            FY 2014                       $ 2,200

            FY 2013                       $ 2,200

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date June 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date June 4, 2014

By /s/Benjamin R. Quilty

*Benjamin R. Quilty

Chief Financial Officer

Date June 4, 2014

* Print the name and title of each signing officer under his or her signature.